UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington,  D.C.  20549

                      ----------------------

                             FORM  8-K

                          CURRENT  REPORT

Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                      Date  of  Report:  September  30,  2004
                         ----------------------------------
                      (Date  of  earliest  event  reported)

                             FORCE PROTECTION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

          Colorado                 000-22273                84-1383888
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(State or other jurisdiction  (Commission  File  Number) (IRS  Employer of
        incorporation)                                    Identification
                                                                  No.)

    9801  Highway  78,  #3,  Ladson,  SC                     29456
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(Address  of  principal  executive  offices)                (Zip  Code)

                                 (843) 740-7015
                              --------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

Item  5.02  Departure  of  Directors  or  Principal  Officers

Our director, Madhava Rao Mankal, tendered his resignation, effective September 30, 2004.

Item  9.01  Financial  Statements  and  Exhibits
c)  The  following  exhibits  are  furnished  with  this  report:

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------
99.1 Letter re: resignation of Director Madhava Rao Mankal, dated September 21, 2004.

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Force  Protection,  Inc.
Registrant

Date:  October  5,  2004                   By:     /s/  Michael  Watts
                                              -------------------------
                                              Michael  Watts
                                              Chief  Executive  Officer